                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Stock of Acura Pharmaceuticals, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date: December 7, 2004              ESSEX WOODLANDS HEALTH VENTURES FUND V, L.P.

                                    By: Essex Woodlands Health Ventures Fund V,
                                        L.L.C.

                                             /s/ Martin P. Sutter
                                    --------------------------------------------
                                    Name:   Martin P. Sutter
                                    Title:  Managing Director


                                  ESSEX WOODLANDS HEALTH VENTURES FUND V, L.L.C.


                                      /s/ Martin P. Sutter
                                  ----------------------------------------------
                                  Name:  Martin P. Sutter
                                  Title: Managing Director

                                        /s/ James L. Currie
                                  ----------------------------------------------
                                  Name:  James L. Currie


                                        /s/ Martin P. Sutter
                                  ----------------------------------------------
                                  Name:  Martin P. Sutter


                                      /s/ Immanuel Thangaraj
                                  ----------------------------------------------
                                  Name: Immanuel Thangaraj


                                      /s/ J. Douglas Eplett
                                  ----------------------------------------------
                                  Name: J. Douglas Eplett